Exhibit 99.906 CERT

Certification Under Section 906

Of the Sarbanes-Oxley Act Of 2002

Richard S. Joseph, Treasurer (Principal Executive Officer and Principal Financial Officer) of The MGI Funds, Inc. (the “Registrant”), certifies to the best of his knowledge that:

1.               The Registrant’s periodic report on Form N-CSR for the period ended September 30, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.               The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Richard S. Joseph
Richard S. Joseph
Treasurer
(Principal Executive Officer and Principal Financial Officer) MGI Funds

Date: November 30, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Certification Under Section 906

Of the Sarbanes-Oxley Act Of 2002

Philip J. de Cristo, President and Chief Executive Officer (Principal Executive Officer and Principal Financial Officer) of The MGI Funds, Inc. (the “Registrant”), certifies to the best of his knowledge that:

1.               The Registrant’s periodic report on Form N-CSR for the period ended September 30, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.               The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Philip J. de Cristo
Philip J. de Cristo
President and Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)
MGI Funds

Date: November 30, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.